SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

                       Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act


Date of Report (Date of earliest event reported):  March 15, 2001
(March 2, 2001)


                          GREIF BROS. CORPORATION
           (Exact name of registrant as specified in its charter)


             Delaware               1-566          31-4388903
   (State or other jurisdiction    (Commission    (I.R.S. Employer
       of incorporation)            File No.)      Identification No.)


         425 Winter Road, Delaware, Ohio            43015
       (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code   740-549-6000


                              Not Applicable
      (Former name or former address, if changed since last report)



                        Index to Exhibits on Page 6



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 2, 2001, pursuant to the terms of a Share Purchase Agreement between Greif Bros. Corporation (the "Company") and Huhtamaki Van Leer Oyj, a Finnish corporation ("Huhtamaki"), the Company acquired all of the issued share capital of Royal Packaging Industries Van Leer N.V., a Netherlands limited liability company ("Van Leer Industrial"), for $555 million less the amount of Van Leer Industrial's debt and certain other obligations as of the closing date. The purchase price was determined through arms-length negotiations between representatives of the Company and Huhtamaki. Van Leer Industrial is a worldwide provider of industrial packaging and components, including steel, fibre and plastic drums, polycarbonate water bottles, intermediate bulk containers and closure systems, with operations in over 40 countries. Van Leer Industrial had EUR 1,028 million ($951 million) in net sales for its fiscal year ended December 31, 2000. The transaction will be accounted for as a purchase. Prior to the closing of the acquisition, there was no material relationship between the Company or Huhtamaki or any of their respective affiliates, directors or officers, or any associates of any such directors or officers.

The description contained herein of the Share Purchase Agreement is qualified in its entirety by reference to the Share Purchase Agreement between the Company, as buyer, and Huhtamaki, as seller, which is attached hereto as Exhibit 2 and incorporated herein by reference.

On March 2, 2001, the Company and Greif Spain Holdings, S.L. entered into a $900 million Senior Secured Credit Agreement with
a syndicate of lenders.   A portion of the proceeds from the
Senior Secured Credit Agreement was used to fund the Van Leer Industrial acquisition and to refinance amounts outstanding under the Company's then existing revolving credit facility. The Senior Secured Credit Agreement provides for three term loans, a $150 million U.S. Dollar Term Loan A, a $200 million Euro Term Loan A and a $400 million Term Loan B, and a $150 million revolving multicurrency credit facility. The revolving multicurrency credit facility, as provided for in the Senior Secured Credit Agreement, is available for working capital and general corporate purposes. The Term Loan A (both U.S. Dollar and Euro) and Term Loan B periodically reduce through the maturity date of February 28, 2006 and February 29, 2008, respectively. The revolving multicurrency credit facility matures on February 28, 2006.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS (concluded)

The Senior Secured Credit Agreement contains certain covenants, which include financial covenants that require the Company to maintain a certain leverage ratio, a minimum coverage of interest expense and fixed charges and a minimum net worth. In addition, the Company is limited with respect to the incurrence of additional debt. The repayment of this facility is secured by a first lien on substantially all of the personal property and certain of the real property of the Company. Standard & Poor's and Moody's Investors Service have assigned a "BB" rating and a "Ba3" rating, respectively, to the loan obligations of the Company under the Senior Secured Credit Agreement.

The Senior Secured Credit Agreement is filed herewith as Exhibit
99.2, and the description contained herein of the Senior Secured
Credit Agreement is qualified in its entirety by reference to such exhibit.

The Company has previously publicly announced these transactions and a copy of the press release issued by the Company on March 2, 2001 is included herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

In accordance with Item 7(a)(4) of Form 8-K, the required financial statements will be filed by amendment under cover of Form 8-K/A no later than 60 days after March 17, 2001.

(b)  Pro Forma Financial Information.

In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed by amendment under cover of Form 8-K/A no later than 60 days after March 17, 2001.

(c)  Exhibits.

The following documents related to the purchase of Van Leer
Industrial are being filed as exhibits to this Form 8-K:


Exhibit Number         Description
2                      Share Purchase Agreement, dated October 27,
                       2000, as amended on January 5, 2001 and
                       February 28, 2001, between Huhtamaki Van Leer
                       Oyj, as the seller, and Greif Bros.
                       Corporation, as the buyer (the "Share Purchase
                       Agreement").

99.1 Press Release issued by Greif Bros. Corporation on March 2, 2001.

99.2 $900 million Senior Secured Credit Agreement, dated as of March 2, 2001, among Greif Bros.
                       Corporation, as U.S. Borrower, Greif Spain
                       Holdings, S.L., as Subsidiary Borrower, Merrill
                       Lynch & Co., as Sole Lead Arranger, Sole Book-
                       Runner and Administrative Agent, Keybank
                       National Association, as Syndication Agent, ABN
                       AMRO Bank N.V., as Co-Documentation Agent,
                       National City Bank, as Co-Documentation Agent,
                       The Bank of Nova Scotia, as Paying Agent, and other financial institutions party hereto from time to time (the "Senior Secured Credit
                       Agreement").

Schedules and Exhibits to the Share Purchase Agreement and the Senior Secured Credit Agreement have not been filed because the Company believes they do not contain information material to an investment decision that is not otherwise disclosed in the Share Purchase Agreement and the Senior Secured Credit Agreement. A list has been included in the Share Purchase Agreement and the Senior Secured Credit Agreement briefly identifying the contents of all omitted Schedules and Exhibits. The Company hereby agrees to furnish a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request.



                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:	March 15, 2001                      GREIF BROS. CORPORATION

                                          BY /s/ Kenneth E. Kutcher
                                             Kenneth E. Kutcher, Chief
                                             Financial Officer and
                                             Secretary


                          INDEX TO EXHIBITS


Exhibit Number	        Description	                                Pages

2                      Share Purchase Agreement, dated             *
                       October 27, 2000, as amended on
                       January 5, 2001 and February 28,
                       2001, between Huhtamaki Van Leer
                       Oyj, as the seller, and Greif
                       Bros. Corporation, as the buyer.

99.1                   Press Release issued by Greif               *
                       Bros. Corporation on March 2,
                       2001.

99.2                   $900 million Senior Secured                 *
                       Credit Agreement, dated as of
                       March 2, 2001, among Greif Bros.
                       Corporation, as U.S. Borrower,
                       Greif Spain Holdings, S.L., as
                       Subsidiary Borrower, Merrill Lynch
                       & Co., as Sole Lead Arranger, Sole
                       Book-Runner and Administrative
                       Agent, Keybank National
                       Association, as Syndication Agent,
                       ABN AMRO Bank N.V., as
                       Co-Documentation Agent, National
                       City Bank, as Co-Documentation
                       Agent, The Bank of Nova Scotia, as
                       Paying Agent, and other financial
                       institutions party hereto from time
                       to time.

*  Included herein.